UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2021

NeuBase Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(646) 450-1790
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 18, 2021, NeuBase Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). A total of 20,934,570 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), or 63.99% of the Common Stock issued and outstanding as of the record date for the 2021 Annual Meeting, were represented virtually or by proxy at the 2021 Annual Meeting.

At the 2021 Annual Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 2, 2021.

Set forth below is a brief description of each matter voted upon at the 2021 Annual Meeting and the voting results with respect to each matter.

Proposal No. 1: To elect two Class I directors, Dov A. Goldstein, M.D. and Eric I. Richman, nominated by our Board of Directors, to serve until our 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Dov A. Goldstein, M.D.	10,124,043	175,536	10,634,991
Eric I. Richman	8,827,036	1,472,543	10,634,991

Proposal No. 2: To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021.

For	Against	Abstentions
20,745,186	155,165	34,219

Proposal No. 3: To approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion within the section of the Company’s Proxy Statement entitled “Executive Compensation.”

For	Against	Abstentions	Broker Non-Votes
9,925,322	338,510	35,747	10,634,991

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC. (Registrant)

Date: August 19, 2021	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer